Summary Prospectus April 1, 2013 American Century Investments® Global Allocation Fund
Investor Class: AGAVX Institutional Class: AGANX	A Class: AGAEX C Class: AGAGX	R Class: AGAFX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated April 1, 2013 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated November 30, 2012. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks total return. Total return includes capital appreciation plus dividend and interest income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 14 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.36%	1.16%	1.36%	1.36%	1.36%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	2.21%	2.01%	2.46%	3.21%	2.71%
Fee Waiver 1,2	0.96%	0.96%	0.96%	0.96%	0.96%
Total Annual Fund Operating Expenses After Waiver	1.25%	1.05%	1.50%	2.25%	1.75%

1
The advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century funds in which the fund invests. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors.

2
Effective April 1, 2013, the advisor also agreed to waive an additional 0.25 percentage points of the fund’s management fee. The advisor expects this fee waiver to continue until March 31, 2014 and cannot terminate it without the approval of the Board of Directors.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$128	$450	$796	$1,768
Institutional Class	$107	$388	$690	$1,545
A Class	$719	$1,072	$1,448	$2,497
C Class	$229	$756	$1,309	$2,812
R Class	$178	$604	$1,056	$2,304

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period from the fund’s inception on January 31, 2012 through November 30, 2012, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The fund’s asset allocation strategy diversifies investments directly or indirectly among a broad range of global asset classes, including equity securities, debt securities, commodity-related investments and real estate-related investments. The fund also may invest in other alternative asset classes, such as currencies or volatility. The fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the fund has no geographic limits on where it may invest.

•
The portfolio managers draw on growth, value and quantitative investment techniques in managing the equity portion of the fund’s portfolio and diversify the fund’s equity investments among small, medium and large companies.

•
The fixed-income portion of the fund represents a diverse range of debt securities that vary by issuer type (corporate and government) and credit quality (investment-grade and high-yield). The fixed-income portion of the fund also may include asset-backed and mortgage-backed securities.

•
The fund’s commodity-related investments may include securities of companies engaged in commodity-related businesses, as well as investments providing exposure to underlying commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

•
The fund’s real estate-related investments may provide exposure to securities issued by real estate investment trusts (REITs) or companies engaged in the real estate industry. REITs invest primarily in income-producing real estate or make loans to persons involved in the real estate industry.

Although the fund expects to maintain exposure to each of these asset classes, investment disciplines and categories, the fund is not required to allocate its assets in any fixed proportion. The portfolio managers regularly review the fund’s investments, as well as global macroeconomic conditions and various market valuation metrics, and may make tactical asset allocation changes to emphasize investments that they believe will provide the most favorable outlook for achieving the fund’s objective.

To gain exposure to the various asset classes, the fund may invest in varying combinations of other American Century funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), securities and other financial instruments. The fund may invest up to 100% of its assets in affiliated and unaffiliated funds (acquired funds).

The fund will invest directly or indirectly at least 40% (unless market conditions are not deemed favorable by the advisor, in which case the fund would invest at least 30%) of its assets in foreign investments. The fund will allocate its assets among at least three different countries (one of which may be the United States). The fund’s foreign investments may include securities of issuers located in developed and emerging market countries, as well as foreign currencies.

As described above, the fund may seek exposure to alternative asset classes such as volatility. The fund may invest in volatility indices as a potential hedge against equity market risk.

The fund may effect short sales of securities and/or ETFs primarily for hedging purposes or to manage the fund’s asset class exposure. The fund also may invest in derivative instruments provided that such investments are in keeping with the fund’s investment objective. For example, the fund may use foreign currency exchange contracts to shift its investment exposure from one currency into another for hedging purposes or to enhance returns. The fund also may invest in futures contracts for hedging purposes or to gain exposure to a particular asset class.

Principal Risks

•
Allocation Risk — The fund’s ability to achieve its investment objective depends in part on the managers’ skill in determining the fund’s asset class allocations and in selecting and weighting investments within each class. The managers’ evaluations and assumptions regarding asset classes and investments may differ from actual market conditions.

•
Small- and Mid-Cap Stock Risks — Stocks of smaller companies can be more volatile than larger-company stocks. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs. To the extent the fund invests in these companies, it may take on more risk.

•
“Growth” and “Value” Style Risks — The fund employs a mix of investment styles, each of which has risks associated with it. Growth stocks can be volatile and may lack dividends that can cushion share prices during market declines. Value stocks may continue to be undervalued by the market for long periods of time.

•	Interest Rate Risk — Generally, when interest rates rise, the value of the fund’s fixed-income securities will decline. The opposite is true when interest rates decline.

•
Credit Risk — The value of the fund’s fixed-income securities will be affected adversely by the inability or perceived inability of the issuers of these securities to make interest and principal payments as they become due. Changes in the credit rating of a fixed-income security held by the fund could have a similar effect.

•
Foreign Securities Risk — The fund may be affected by political, social or economic events, or natural disasters occurring in a country where the fund invests, which could cause the fund’s investments in that country to experience gains or losses. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Because of these risks and others, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Investing in securities of issuers located in emerging market countries is generally riskier than investing in securities of issuers located in developed foreign countries.

•
Currency Risk — The fund is subject to the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund’s holdings may be significant depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Currency trends are unpredictable, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed.

•
Commodity Investing Risk — The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities.  The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

•
Real Estate Investing Risk — The fund’s real estate-related investments may subject the fund to risks similar to those associated with direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the securities it owns and other factors generally affecting the securities market.

•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year. For current performance information, please visit americancentury.com.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Enrique Chang, Chief Investment Officer and Executive Vice President, has been a member of the team that manages the fund since 2012.

Scott Wittman, CFA, Chief Investment Officer - Quantitative Equity and Asset Allocation, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2012.

Richard Weiss, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2012.

Scott Wilson, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2012.

Radu Gabudean, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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